UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 5, 2006

                          ----------------------------

                                 IPAYMENT, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


                                    000-50280
                            (Commission File Number)


                                   62-1847043
                     (I.R.S. Employer Identification Number)


                      40 Burton Hills Boulevard, Suite 415
                               Nashville, TN 37215
              (Address and zip code of principal executive offices)


                                 (615) 665-1858
              (Registrant's telephone number, including area code)


                                       N/A
              (Name or former address if changed since last report)





      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                            Section 8 - Other Events

Item 8.01      Other Events.

               On May 5, 2006, iPayment, Inc. (the "Company") announced that its stockholders approved the Agreement and Plan of Merger, dated as of December 27, 2005, among iPayment Holdings, Inc. ("Holdings"), iPayment MergerCo, Inc. and iPayment, Inc., at today's Special Meeting of Stockholders. Upon completion of the merger, each issued and outstanding share of iPayment's common stock will be converted into the right to receive $43.50 in cash without interest (other than shares of iPayment's common stock held by Holdings or any of its subsidiaries immediately prior to the effective time of the merger and shares of iPayment's common stock held by iPayment or any of its subsidiaries, or shares held by iPayment's stockholders who perfect their appraisal rights under Delaware law). The full text of the press release is furnished as Exhibit 99.1 hereto.

               The information in this Form 8-K and the attached Exhibit is being furnished pursuant to Item 2.02 "Results of Operations and Financial Condition" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


                  Section 9 - Financial Statements and Exhibits

Item 9.01      Financial Statements and Exhibits.

               (d) Exhibits.

               Exhibit Number                Description of Exhibit
               --------------                ----------------------
               99.1                          Press release issued May 5, 2006.



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

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    IPAYMENT, INC.

                                    By: /s/ Clay M. Whitson
                                    --------------------------------------------
                                    Name:   Clay M. Whitson
                                    Title:  Director and Chief Financial Officer



Dated:  May 5, 2006


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